COUNTRY MUTUAL FUNDS TRUST

COUNTRY Growth Fund
COUNTRY Bond Fund

Supplement dated September 25, 2006
to the Prospectus dated October 31, 2005

Fund Reorganizations

Pursuant to the Plan of Reorganization (the “Plan”) for each of the COUNTRY Balanced Fund and the COUNTRY Short-Term Bond Fund (the “Funds”), the following reorganizations occurred on September 22, 2006:

Acquired Funds	merged with and into	Acquiring Funds
COUNTRY Balanced Fund	ðð	COUNTRY Growth Fund
COUNTRY Short-Term Bond Fund	ðð	COUNTRY Bond Fund

A Special Meeting (the "Meeting") of the Shareholders of the Funds was held on September 18, 2006, and the Plans were approved by a “majority of the outstanding voting shares” of each Fund. The reorganizations were effected on September 22, 2006. Pursuant to the Plans, each Acquired Fund has transferred its assets to the corresponding Acquiring Fund in exchange for shares of the Acquiring Fund, and the Acquiring Fund's assumption of the liabilities of the Acquired Fund. Each Acquired Fund has distributed the corresponding Acquiring Fund shares to its shareholders in a complete liquidation. As a result, each Acquired Fund’s shareholders have become shareholders of the corresponding Acquired Fund's shares.

Accounts with Low Balances

COUNTRY Mutual Funds Trust is revising its policy with respect to accounts with low balances. All accounts below $500 may be subject to the following account maintenance fee or the accounts may be closed at the discretion of the Trust.

The information in the Prospectus on Page 21 regarding Accounts with Low Balances is revised as follows:

Accounts with Low Balances: If your account falls below $500 the Funds reserves the right to either deduct a $50 annual account maintenance fee or close your account and send you the proceeds, less any applicable contingent deferred sales charge. Before taking any action, however, the Funds will send you written notice of the action they intend to take and give you 30 days to re-establish a minimum account balance of $500.

PLEASE KEEP THIS SUPPLEMENT
FOR FUTURE REFERENCE
Item: #538114